SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. [ 1 ] (File No. 333-112409)

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                            AXP Partners Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
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                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration Statement shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933.

                            AMERICAN EXPRESS(R) FUNDS

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


                             To be held June 9, 2004


                         AXP(R) Progressive Series, Inc.
                           - AXP(R) Progressive Fund


AXP Progressive Fund ("Progressive" or the "Selling Fund") will hold a special shareholders' meeting at 1:00 p.m. on June 9, 2004, at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN. At the meeting, shareholders will consider the following:


     o A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and AXP Partners Select Value Fund ("Partners Select Value" or the "Buying Fund"). Under this
          Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C and Y to the Buying Fund in exchange for corresponding Class A, B, C and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.


Please take a few minutes to read the proxy statement. It discusses the proposal in more detail. If you were a shareholder on April 10, 2004, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (866) 270-3133. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposal. This proxy statement was first mailed to shareholders on or about April 12, 2004.


                           By order of the Board of Directors


                           Leslie L. Ogg, Secretary
                           April 10, 2004


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1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

                      COMBINED PROXY STATEMENT/PROSPECTUS


                              Dated April 10, 2004

This document is a proxy statement for Progressive and a prospectus for Partners Select Value (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposal. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.


The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

o The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares.

Fund Investment Objectives

The investment objective for each of the Funds is as follows:

         Selling Fund
            Progressive: Long-term growth of capital.

         Buying Fund
            Partners Select Value: Long-term growth of capital.

Please note that the Buying Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its goal.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Where to Get More Information

The Buying Fund

Most recent prospectus, dated July 30,   Accompanying, and incorporated by
2003, as supplemented.                   reference into, this proxy
                                         statement/prospectus.
---------------------------------------- ---------------------------------------
Most recent annual report, for the       Incorporated by reference into this
period ended May 31, 2003.  Most         proxy statement/prospectus. For a copy
recent semiannual  report, for the       at no charge, call toll-free (800)
period ended  Nov 30, 2003.              862-7919 or write to the address at the
                                         bottom of this table.
---------------------------------------- ---------------------------------------

The Selling Fund


Most recent prospectus, dated Nov. 28,   Incorporated by reference into this
2003, as supplemented.                   proxy statement/prospectus. For a copy
                                         at no charge, call toll-free (800)
                                         862-7919 or write to the address at the
                                         bottom of this table.
---------------------------------------- ---------------------------------------
Most recent annual report, for the       Incorporated by reference into this
period ended Sept. 30, 2003.             proxy statement/prospectus. For a copy
                                         at no charge, call toll-free (800)
                                         862-7919 or write to the address at the
                                         bottom of this table.
---------------------------------------- ---------------------------------------

This Proxy Statement/Prospectus

Statement of Additional Information      Incorporated by reference into this
dated the same date as this proxy        proxy statement/prospectus. For a copy
statement/prospectus. This document      at no charge, call toll-free (866)
contains information about both the      270-3133 or write to the address at the
Selling Fund and the Buying Fund.        bottom of this table.
---------------------------------------- ---------------------------------------
To ask questions about this proxy        Call toll-free (866) 270-3133 or write
statement/prospectus.                    to: American Express Client Service
                                         Corporation, 70100 AXP Financial
                                         Center, Minneapolis, MN 55474.
---------------------------------------- ---------------------------------------


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

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3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

TABLE OF CONTENTS
                                                                            Page
Section A -- Approve or Reject the Agreement
and Plan of Reorganization                                                  5

   Summary                                                                  5

     How the Reorganization Will Work                                       5

     Comparison of the Selling Fund and the Buying Fund                     5


     Risk Factors                                                           8

     Tax Consequences                                                       9

   Fees and Expenses                                                       10

   The Reorganization                                                      13

     Terms of the Reorganization                                           13

     Conditions to Closing the Reorganization                              14

     Termination of the Agreement                                          14

     Tax Status of the Reorganization                                      15

     Reasons for the Proposed Reorganization and Board Deliberations       17

     Boards' Determinations                                                19

     Recommendation and Vote Required                                      19

Section B -- Proxy Voting and Shareholder Meeting Information              19

Section C -- Capitalization and Ownership of Fund Shares                   21


Exhibits

A. Form of Agreement and Plan of Reorganization.                          A-1

B. Minnesota Business Corporation Act Sections 302A.471 and 302A.473.     B-1

C. Management's Discussion of the Buying Fund.                            C-1

D. Most Recent Buying Fund Prospectus.                                    D-1

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4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SECTION A -- APPROVE OR REJECT THE AGREEMENT  AND PLAN OF
REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a special meeting of shareholders. The purpose of the meeting is to consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. If you already have a Buying Fund account, shares distributed in the Reorganization will be added to that account.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

o After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have American Express Financial Corporation ("AEFC") as an investment adviser and Gabelli Asset Management Company as a subadviser.

o Have the same policies for buying and selling shares and the same exchange rights.

o    Have the same distribution policies.

o Have different classes of shares: Classes A, B, C and Y. The Buying Fund also has Class I shares.

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5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Comparison of Investment Objectives

The investment objectives for the funds are as follows:

     Selling Fund
      Progressive: Long-term growth of capital.

     Buying Fund
      Partners Select Value: Long-term growth of capital.

Comparison of Investment Strategies


Progressive: The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At Feb. 29, 2004, the range of the Index was between $19.8 million and $278.7 billion. The market capitalization range and the composition of the Russell 3000(R) Value Index are subject to change.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadviser. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to subadvise the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o    Price and earnings expectations.

o The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

o    Balance sheet characteristics.

o The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

o Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.


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6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Partners Select Value: The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At Feb. 29, 2004, the range of the Index was between $19.8 million and $278.7 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadviser. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to subadvise the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o    Price and earnings expectations.

o The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

o    Balance sheet characteristics.

o The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

o Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

Both Funds:


o Unusual Market Conditions. During unusual market conditions, each of the Funds may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses and taxes.

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7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Other Strategies. For each of the Funds, the investment adviser may invest in other securities and may employ other investment strategies that are not principal investment strategies. Each of the Funds may invest in money market securities, investment grade debt securities, and foreign securities and may use derivative instruments, such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility.

Comparison of Fundamental Policies

Each Fund has substantially similar fundamental investment policies. Each Fund has a policy prohibiting it from investing more than 5% of its total assets in securities of any one company, government, or political subdivision thereof. This limit does not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. In addition, for the Buying Fund, the limit does not apply to investments in other registered investment companies. The Buying Fund has a policy permitting borrowing money in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes. The Buying Fund has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not stated as a fundamental policy of the Selling Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act. If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. AEFC does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

Risk Factors

The principal risks associated with an investment in the Fund are shown below.

Risk                                   Progressive     Partners Select Value
Market Risk                                 x                    x
Small and Medium Company Risk               x                    x
Management Risk                             x                    x
Style Risk                                  x                    x
Issuer Risk                                 x                    x

o Market Risk. The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

o Small and Medium Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths

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8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
     of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

o Management Risk. The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

o Style Risk. The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

o Issuer Risk. The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decision, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Performance

Performance information for Class A shares of the Funds is shown below.

Table A-1
Average Annual Total Returns As of Dec. 31, 2003(a)


                         1 year   5 years   10 years       Since    Inception
Fund                                                     inception     date
Progressive              21.89%   (1.38%)     5.45%          --           --
Partners Select Value    22.18%       --         --       5.97%     3/8/2002

(a) Returns include the 5.75% Class A sales charge.


Tax Consequences

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a result of the Reorganization, and the tax basis of the shares received by the Selling Fund's shareholders is expected to be the same in the aggregate as the tax basis of the shareholder's Selling Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."


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9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

FEES AND EXPENSES


The following table describes the fees and expenses that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. If shareholders approve the Reorganization, AEFC has agreed to waive certain fees and to absorb certain expenses until the expense ratios fall below the following expense caps per share class: 1.35% for Class A, 2.12% for Class B, 2.13% for Class C and 1.15% for Class Y.


Table A-2

Actual and Pro Forma Fund Expenses For the Most Recent Fiscal Year

Shareholder Fees (fees paid directly from your investment)

                                                        Class A  Class B Class C  Class Y
Maximum sales charge (load) imposed on
purchases(a) as a percentage of offering price           5.75%    none    none     none

Maximum deferred sales charge (load) imposed
on sales (as a percentage of offering price at
time of purchase)                                        none(b)   5%     1%(c)    none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:


                                         Class A  Class B  Class C  Class Y
Progressive
Management fees(e)                        0.66%    0.66%    0.66%    0.66%
Distribution (12b-1) fees                 0.21%    0.96%    0.96%    0.00%
Other expenses(g)                         0.46%    0.49%    0.51%    0.48%
Total                                     1.33%    2.11%    2.13%    1.14%

Partners Select Value
Management fees(f)                        0.82%    0.82%    0.82%    0.82%
Distribution (12b-1) fees                 0.25%    1.00%    1.00%    0.00%
Other expenses(g)                         0.59%    0.60%    0.60%    0.66%
Total                                     1.66%    2.42%    2.42%    1.48%
Fee waiver/expense reimbursement          0.22%    0.22%    0.22%    0.22%
Net expenses                              1.44%    2.20%    2.20%    1.26%


See accompanying notes to annual fund operating expenses.

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10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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Table A-2 (continued)

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:


                                         Class A  Class B  Class C  Class Y
Partners Select Value - Pro Forma with Progressive
Management fees(f)                        0.82%    0.82%    0.82%    0.82%
Distribution (12b-1) fees                 0.25%    1.00%    1.00%    0.00%
Other expenses(g)                         0.58%    0.60%    0.61%    0.63%
Total                                     1.65%    2.42%    2.43%    1.45%
Fee waiver/expense reimbursement          0.30%    0.30%    0.30%    0.30%
Net expenses(h)                           1.35%    2.12%    2.13%    1.15%


Notes to annual fund operating expenses.

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds.

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. For Progressive, AEFC has agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2004. Under this agreement, total expenses will not exceed 1.39% for Class A, 2.16% for Class B, 2.17% for Class C and 1.19% for Class Y. Total expenses reflected in the table above are below these caps. For Partners Select Value, AEFC has contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.44% for Class A, 2.20% for Class B, 2.20% for Class C and 1.26% for Class Y.


(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for Progressive.

(f) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.04% for Partners Select Value.

(g) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

(h) If shareholders approve the Reorganization, AEFC has agreed to waive certain fees and to absorb certain expenses until the expense ratios fall below the following expense caps per share class: 1.35% for Class A, 2.12% for Class B, 2.13% for Class C and 1.15% for Class Y.


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11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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Example: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated under the current arrangements and if the proposed Reorganization had been in effect.

Fund                              1 year    3 years    5 years  10 years

Progressive
Class A(a)                        $703       $972    $1,263     $2,089
Class B                           $614(b)    $961(b) $1,235(b)  $2,247(c)
Class C                           $216       $667    $1,145     $2,467
Class Y                           $116       $363    $  629     $1,391

Partners Select Value
Class A(a)                        $713     $1,048    $1,407     $2,415
Class B                           $623(b)  $1,034(b) $1,372(b)  $2,555(c)
Class C                           $223     $  734    $1,272     $2,744
Class Y                           $128     $  447    $  788     $1,755


Partners Select Value - Pro Forma with Progressive(d)
Class A(a)                        $705     $1,038    $1,395     $2,398
Class B                           $615(b)  $1,026(b) $1,364(b)  $2,546(c)
Class C                           $216     $  729    $1,269     $2,748
Class Y                           $117     $  429    $  765     $1,715


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(d)  Includes new expense waivers in year 1 only.

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12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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You would pay the following expenses if you did not redeem your shares.

Fund                              1 year    3 years    5 years  10 years

Progressive
Class A(a)                        $703       $972    $1,263     $2,089
Class B                           $214       $661    $1,135     $2,247(b)
Class C                           $216       $667    $1,145     $2,467
Class Y                           $116       $363    $  629     $1,391

Partners Select Value
Class A(a)                        $713     $1,048    $1,407     $2,415
Class B                           $223     $  734    $1,272     $2,555(b)
Class C                           $223     $  734    $1,272     $2,744
Class Y                           $128     $  447    $  788     $1,755
Fund                              1 year    3 years    5 years  10 years


Partners Select Value - Pro Forma with Progressive(c)
Class A(a)                        $705     $1,038    $1,395     $2,398
Class B                           $215     $  726    $1,264     $2,546(b)
Class C                           $216     $  729    $1,269     $2,748
Class Y                           $117     $  429    $  765     $1,715


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c)  Includes new expense waivers for year 1 only.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

THE REORGANIZATION

Terms of the Reorganization

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

o The Reorganization is scheduled to occur on the first day that the NYSE is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

o The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

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13   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o The Buying Fund will issue Class A, B, C and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C or Y shareholders of the Buying Fund.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

o The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

o    After the Reorganization, the Selling Fund will be terminated.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

o The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

o The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

o A registration statement on Form N-14 will have been filed with the SEC and declared effective.

o    The shareholders of the Selling Fund will have approved the Agreement.

o The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the directors, officers or shareholders of the Selling Corporation or of the Buying Corporation.

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14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Tax Status of the Reorganization

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"):

o The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

o Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

o Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C or Y shares of the Selling Fund solely for Buying Fund Class A, B, C or Y shares as part of the Reorganization.

o Under Section 358 of the Code, the aggregate basis of the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C or Y shares of the Selling Fund exchanged therefore.

o Under Section 1223(1) of the Code, the tax holding period for the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C or Y shares of the Selling Fund exchanged therefore, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

o Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

o Under Section 362(b) of the Code, the basis in the hands of the Buying Fund of the assets of the Selling Fund transferred to the Buying Fund will be, in each instance, the same as the basis of those assets in the hands of the Selling Fund immediately prior to the transfer.

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15   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Under Section 1223(2) of the Code, the tax holding period of the assets of the Selling Fund in the hands of the Buying Fund will include periods during which such assets were held by the Selling Fund.

o The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Prior to the closing of the Reorganization, the Selling Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforward), if any, that have not been previously distributed to shareholders. These distributions will be taxable to shareholders.


A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) can not be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

As of Feb. 29, 2004, the Selling Fund had non-de minimis built-in gains of approximately $22 million, and the Buying Fund had non-de minimis built-in gains of approximately $90 million. If the Reorganization had occurred on that date, the Selling Fund's built-in gains could have been completely offset by its own pre-acquisition losses of approximately $43 million, but the Buying Fund had no pre-acquisition losses available to offset its own built-in gains. Because of this, and because the remaining pre-acquisition losses of the Selling Fund could not have been used to offset the Buying Fund's built-in gains, the combined Fund could have been required to make a capital gain distribution as early as its taxable year including the Reorganization.

As just noted, as of Feb. 29, 2004, the Selling Fund had approximately $43 million of pre-acquisition losses. If the Reorganization had occurred on that date, the Selling Fund's pre-acquisition losses would have been subject to an annual limitation on use by the Buying Fund, and the potential tax benefit of those pre-acquisition losses would have been spread among a broader group of shareholders than would have been the case absent the Reorganization.


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16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Reasons for the Proposed Reorganization and Board Deliberations

Since April 2002, the Selling Fund has been closed to new investors. There is no current intention to reopen the Fund. Therefore the Selling Fund is not gaining new assets and is likely to continue decreasing in size. As a result, its expense ratio is likely to increase as expenses are spread over a smaller pool of assets. The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.


o Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

o Tax Consequences. The Board considered the tax-free nature of the Reorganization.

o Continuity of Investment. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.


o Expense Ratios. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for the Selling Fund. For example, the Selling Fund's expense ratio for Class A shares as of Sept. 30, 2003, its most recent fiscal year end, was 1.33%. The Buying Fund's expense ratio for Class A shares as of May 31, 2003, its most recent fiscal year end, was capped at 1.44%. As a result, approval of the Reorganization may result in higher expenses for the Selling Fund. However, the Buying Fund is attracting assets at a rapid rate, and its expense ratio is projected to fall in the future. Additionally, if shareholders approve the Reorganization, AEFC has agreed to lower the cap on total expenses of the Buying Fund, with Class A shares capped at 1.35%. Additionally, the Selling Fund is closed to new investors and therefore is not gaining new assets. As a result, its expense ratio is likely to increase as expenses are spread over a smaller pool of assets. Until the date of the shareholder


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17   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
     meeting, AEFC has agreed to cap expenses of the Selling Fund. For example, Class A shares expenses will be capped in the event they exceed 1.39%. However, AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, over time the Selling Fund's expense ratios would likely exceed those of the Buying Fund. Higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows may reduce the risk that, if the net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise as fixed expenses become a larger percentage of net assets.

o Economies of Scale. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. While, in the short term, approval of the Reorganization may result in higher expenses for the Selling Fund, the Buying Fund is attracting assets at a rapid rate, and a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced. In addition, if shareholders approve the Reorganization, AEFC has agreed to cap total expenses of the Buying Fund at a lower level than the current cap for the Selling Fund. For example, Class A share expenses of the Buying Fund will be capped at 1.35%.


o Costs. The Board considered the fact that AEFC has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

o Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

o Performance. The Board considered the relative performance records of the funds.


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18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Potential Benefits to AEFC and its Affiliates. The Board also considered the potential benefits from the Reorganization that could be realized by AEFC and its affiliates. The Board recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. AEFC also will benefit to the extent it is not required to waive its fees. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.


Boards' Determinations

After considering the factors described above and other relevant information, at a meeting held on Jan. 7-8, 2004, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Jan. 7-8, 2004. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

Recommendation and Vote Required

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

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19   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

If your shares are held in an IRA account, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. AEFC will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

Shareholder Proposals. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

Dissenters' Right of Appraisal. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit B.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.


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20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Adjournment. In the event that not enough votes in favor of the proposal are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. AEFC will pay the costs of any additional solicitation and of any adjourned meeting.

SECTION C -- CAPITALIZATION AND  OWNERSHIP OF FUND SHARES

Capitalization

The following table shows the capitalization of the Funds as of Feb. 29, 2004 and on a pro forma basis, assuming the proposed Reorganization had taken place.

Table C-1

Capitalization


                                                 Net asset value     Shares
Fund                                Net assets      per share     outstanding
Progressive
Class A                           $132,175,615          $6.83     19,360,513
Class B                             16,769,409           6.54      2,564,265
Class C                                 77,953           6.50         11,984
Class Y                                  2,188           6.88            318

Partners Select Value
Class A                            304,571,561           6.26     48,647,715
Class B                            165,088,083           6.18     26,717,361
Class C                             10,284,823           6.18      1,664,368
Class Y                                 67,933           6.28         10,819

Partners Select Value - Pro Forma with Progressive
Class A                            436,747,176           6.26     69,762,030
Class B                            181,857,492           6.18     29,430,858
Class C                             10,362,776           6.18      1,676,982
Class Y                                 70,121           6.28         11,167



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21   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Ownership of Fund Shares

The following table provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of Feb. 29, 2004. As of Feb. 29, 2004, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Table C-2

Ownership of Fund Shares


                                                                 Percent of
                                                    Percent      shares held
                                                   of shares    following the
Fund                                 5% owners        held      reorganization
Progressive
Class A                                None            --             --
Class B                                None            --             --
Class C                                 (1)            59%             *
Class Y                                 (2)           100%             3%
Partners Select Value
Class A                                 (3)            17%            12%
Class B                                None            --             --
Class C                                None            --             --
Class Y                               (4),(5)         100%            97%

(1) Dianna L. Padovini and Joseph A. Padovini Jr., Morgantown WV, owns 17.71%. Gerald W. Rowe and Linda P. Rowe, Ulster PA, owns 15.81%. Vicki Jean Haun Trust, Ventura CA, owns 10.09%. Richard L. Wehri, Sandpoint ID, owns 5.15%. Gary M. Nelson, Wailuku HI, owns 5.02%. American Enterprise Investment Services, Minneapolis MN, owns 5.69%.

(2)  American Express Financial Corporation, Minneapolis MN, owns 100%.

(3)  Charles Schwab & Co Inc, a brokerage firm, owns of record 16.99%.

(4) Charles Schwab & Co Inc, a brokerage firm, owns of record 81.52%. After the reorganization, they will own of record 78.98%.

(5) American Express Financial Corporation, Minneapolis, MN owns 18.48%. After the reorganization, they will own 17.91%

* Less than 1%.



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22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit A

Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization dated as of ________, 2004 (the "Agreement") is between AXP Progressive Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, AXP Progressive Fund (the "Selling Fund"), and AXP Partners Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, AXP Partners Select Value Fund (the "Buying Fund), and American Express Financial Corporation (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. Shareholder Approval. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   Reorganization.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

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A.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

3.   Valuation of Net Assets.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of American Express Financial Corporation, the investment manager.

4.   Liquidation and Dissolution of the Selling Fund.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

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A.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

5. Representations, Warranties and Covenants of the Buying Corporation. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

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A.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     h.   Liabilities. There are no liabilities of the Buying Fund other than:

          o    liabilities disclosed in the Buying Fund Financial Statements,

          o    liabilities   incurred  in  the   ordinary   course  of  business
               subsequent to the date of the latest annual or semi-annual financial statements, or

          o liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement

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A.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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         will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. Representations, Warranties and Covenants of the Selling Corporation. The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

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A.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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     g.   Liabilities. There are no liabilities of the Selling Fund other than:

          o    liabilities disclosed in the Selling Fund Financial Statements,

          o    liabilities   incurred  in  the   ordinary   course  of  business
               subsequent to the date of the latest annual or semi-annual financial statements, or

          o liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed,
          (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

     l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration

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A.6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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         Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. Conditions to Obligations of the Buying Corporation. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as

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A.7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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         an officer of the Selling Corporation will have verified as of Closing.
         The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and
         (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under
         Section 855 of the Code.

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A.8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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8.   Conditions to Obligations of the Selling Corporation. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the

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A.9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

         Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in
         Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9.   Amendment;   Termination;   Non-Survival   of  Covenants,   Warranties  and
     Representations.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

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A.10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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     d.  The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2004, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. Expenses. American Express Financial Corporation will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11.  General.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

12.  Indemnification.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

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A.11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Progressive Series, Inc.
   on behalf of AXP Progressive Fund



By  ________________________________________
    Leslie L. Ogg
    Vice President


AXP Partners Series, Inc.
   on behalf of AXP Partners Select Value Fund



By  ________________________________________
    Leslie L. Ogg
    Vice President


The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

American Express Financial Corporation



By  ________________________________________
    Paula R. Meyer
    Senior Vice President and General Manager - Mutual Funds

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A.12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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Exhibit B

Minnesota Business Corporation Act  Sections 302A.471 and 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

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B.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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(c)  A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

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B.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters' rights

Subdivision 1. Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

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B.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
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     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitled the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

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B.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

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B.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Subdivision 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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B.6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit C

Management's  Discussion  of the Buying  Fund For the fiscal  year ended May 31,
2003

Questions and Answers with  Portfolio Management
AXP Partners Select Value Fund

Performance Summary

AXP Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. Gabelli Asset Management seeks to provide Fund shareholders with long-term capital growth by investing in undervalued stocks of large, medium and small-sized companies. For the 12 months ended May 31, 2003, the Fund's Class A shares (excluding sales charges) rose 2.12%. The Fund's return exceeded that of its benchmark, the Russell 3000(R) Value Index, which fell 7.81% for the same period. The Fund also outperformed the average return of its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which declined 6.37%.

Q:   Could you describe the market environment during the Fund's fiscal year?

A: Gabelli: Several factors contributed to negative investor sentiment and volatility in the market. These factors included the war in Iraq, high oil prices, ongoing uncertainty about the recovery of the U.S. economy and concern about corporate earnings. Combined with the crisis of confidence in the integrity of corporate America, these influences weighed heavily on the stock market.

     Toward the end of the fiscal year, investor sentiment and stock market performance began to turn in a positive direction. Investors' confidence was buoyed by the brief and successful ending of the Iraq conflict, continued low interest rates and the aggressive economic stimulus package proposed by the Bush administration, which included tax cuts and the elimination of the double taxation of corporate dividends.

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C.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Q: What factors significantly affected Fund performance during the fiscal year?

A: Gabelli: We were pleased to report positive results during a very difficult year for stocks. We believe our fundamental, value-oriented approach was the reason for the Fund's outperformance. In our quest to find undervalued stocks, we focus on a company's cash flow, earnings per share, private market value and management team. We conduct extensive fundamental analysis of each company and search for a catalyst or event that will focus investors on the company's underlying value. Because we tend to own businesses that we believe are undervalued by the market by as much as 50%, we have the potential to outperform in periods of negative market performance. Of course, there is also the potential to underperform in periods of market strength.

     Media stocks were among the best performers in the second half of the period. We had anticipated positive changes in media ownership rules by the Federal Communications Commission (FCC) and invested in many small broadcast and newspaper companies that would benefit from less stringent regulation. This move proved to be advantageous to the Fund's performance as well.

(bar graph)
             PERFORMANCE COMPARISON
        For the year ended May 31, 2003

 3%      +2.12%
 2%      (bar 1)
 1%
 0%
-1%
-2%
-3%
-4%
-5%
-6%                                            (bar 3)
-7%                  (bar 2)                   -6.37%
-8%                  -7.81%

(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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C.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Q:   What changes did you make to the Fund's portfolio?

A: Gabelli: In the first half of the fiscal year, we added industrial companies such as Honeywell, Dana Corp. and Modine Manufacturing, media stock Disney, newspaper company Tribune and several utilities including DQE and Duke Energy. We sold Northrop Grumman as its merger with TRW was completed. In the second half of the period, we added to telecommunications stocks such as Telephone and Data Systems, cable company Cox Communications and pharmaceutical companies Eli Lilly and Wyeth. We sold Mirant, Adolph Coors, PanAmerican Beverages and Scios, which was bought by Johnson & Johnson.

Q:   What is your outlook for the year ahead?

A: Gabelli: We have an upbeat outlook for the U.S. economy and stock market based on a number of factors. We believe the resolution to the war in Iraq and the Bush administration's focus on fiscal initiatives should continue to have a positive impact on the U.S. economy. In addition, inflation remains dormant, oil prices have declined and interest rates are historically low. Businesses should benefit from a more stable operating environment and consumers will gain more confidence about the future. Continuing economic progress should result in improved corporate earnings.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003
                           Class A                Class B                     Class C                     Class Y
(Inception dates)         (3/8/02)               (3/8/02)                    (3/8/02)                    (3/8/02)
                   NAV(1)       POP(2)      NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)      NAV(5)     POP(5)
1 year             +2.12%       -3.76%      +1.46%       -2.54%        +1.46%        +1.46%          +2.35%     +2.35%
Since inception    -0.22%       -4.91%      -0.91%       -4.14%        -0.91%        -0.91%          -0.04%     -0.04%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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C.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund's Long-term Performance

AXP Partners Select Value Fund

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Select Value Fund Class A shares (from 4/1/02 to 5/31/03) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                             IN AXP PARTNERS SELECT VALUE FUND

AXP Partners Select Value Fund Class A      $ 9,425     $9,204     $8,396     $8,874     $8,075     $9,400
Russell 3000(R) Value Index(1)              $10,000     $9,729     $8,360     $8,486     $7,704     $8,969
Lipper Multi-Cap Value Funds Index(2)       $10,000     $9,696     $8,341     $8,419     $7,679     $9,078

                                             4/1/02     5/31/02    8/31/02   11/30/02    2/28/03    5/31/03

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2003
1 year                                                                -3.76%
Since inception (3/8/02)                                              -4.91%

                 Results for other share classes can be found on page C.3.

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C.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit D

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
         Select
             Value
              Fund

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

PROSPECTUS
JULY 30, 2003

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)
AMERICAN
   EXPRESS
(R)

--------------------------------------------------------------------------------
D.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                           D.  3

Goal                                                               D.  3

Principal Investment Strategies                                    D.  3

Principal Risks                                                    D.  4

Past Performance                                                   D.  5

Fees and Expenses                                                  D.  6

Investment Manager                                                 D.  7

Other Securities and
  Investment Strategies                                            D.  9

Buying and Selling Shares                                          D.  9

Valuing Fund Shares                                                D.  9

Investment Options                                                 D. 10

Purchasing Shares                                                  D. 11

Transactions Through American Express
  Brokerage or Third Parties                                       D. 14

Sales Charges                                                      D. 15

Exchanging/Selling Shares                                          D. 19

Distributions and Taxes                                            D. 23

Financial Highlights                                               D. 25

Supplement dated Sept. 4, 2003                                     D. 29

Supplement dated Jan. 20, 2004                                     D. 37

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D.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund

GOAL

AXP Partners Select Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations.

American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadviser. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to subadvise the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o    Price and earnings expectations.

o The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

o    Balance sheet characteristics.

o The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

o Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

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D.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Small and Medium Company Risk

     Management Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small and Medium Company Risk

Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

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D.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on March 8, 2002.

The Fund intends to compare its performance to the Russell 3000(R) Value Index, an unmanaged index, that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund also intends to compare its performance to the Lipper Multi-Cap Value Funds Index, an index published by Lipper Inc., that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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D.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A    Class B    Class C    Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)     none       none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none        5%        1%(c)      none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(e)                             0.82%    0.82%   0.82%    0.82%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(f)                              0.59%    0.60%   0.60%    0.66%
Total                                          1.66%    2.42%   2.42%    1.48%
Fee waiver/expense reimbursement               0.22%    0.22%   0.22%    0.22%
Net expenses                                   1.44%    2.20%   2.20%    1.26%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.44% for Class A; 2.20% for Class B; 2.20% for Class C and 1.26% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.04% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

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D.6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                       1 year    3 years    5 years 10 years
Class A(a)                               $713    $1,048     $1,407   $2,415
Class B                                  $623    $1,034     $1,372   $2,555(b)
Class C                                  $223    $  734     $1,272   $2,744
Class Y                                  $128    $  447     $  788   $1,755

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                       1 year    3 years    5 years 10 years
Class A(a)                               $713    $1,048     $1,407   $2,415
Class B                                  $223    $  734     $1,272   $2,555(b)
Class C                                  $223    $  734     $1,272   $2,744
Class Y                                  $128    $  447     $  788   $1,755

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors.

The Subadviser manages the Fund's assets based upon its experience in managing a fund whose investment goals and strategies are substantially similar to those of the Fund.

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D.7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Mr. Mario Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Company and its predecessor company since its inception in 1977. Mr.Gabelli also serves as Chairman and Chief Executive Officer of Gabelli Asset Management Inc., a New York Stock Exchange-listed company that trades under the stock symbol GBL.

The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to the Subadviser. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.82% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company is located at One Corporate Center, Rye, New York 10580. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a sub-adviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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D.8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced at the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.

AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.

--------------------------------------------------------------------------------
D.9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                   Class A            Class B         Class C      Class Y
------------------ ------------------ --------------- ------------ -------------
Availability       Available to all   Available to    Available    Limited to
                   investors.         all investors.  to all       qualifying
                                                      investors.   institutional
                                                                   investors.
------------------ ------------------ --------------- ------------ -------------
Initial Sales      Yes. Payable at    No. Entire      No. Entire   No. Entire
Charge             time of            purchase        purchase     purchase
                   purchase. Lower    price is        price is     price is
                   sales charge for   invested in     invested     invested in
                   larger             shares of the   in shares    shares of the
                   investments.       Fund.           of the       Fund.
                                                      Fund.
------------------ ------------------ --------------- ------------ -------------
Deferred Sales     On purchases       Maximum 5%      1% CDSC      None.
Charge             over $1,000,000,   CDSC during     applies if
                   1% CDSC applies    the first       you sell
                   if you sell your   year            your
                   shares less than   decreasing to   shares
                   one year after     0% after six    less than
                   purchase.          years.          one year
                                                      after
                                                      purchase.
------------------ ------------------ --------------- ------------ -------------
Distribution       Yes.*              Yes.*           Yes.*        Yes.
and/or             0.25%              1.00%           1.00%        0.10%
Shareholder
Service Fee
------------------ ------------------ --------------- ------------ -------------
Conversion to      N/A                Yes,            No.          No.
Class A                               automatically
                                      in ninth
                                      calendar year
                                      of ownership.
------------------ ------------------ --------------- ------------ -------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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D.10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

--------------------------------------------------------------------------------
D.11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

-------------------------------------- -----------------------------------------
For this type of account:              Use the Social Security or Employer
                                       Identification number of:
-------------------------------------- -----------------------------------------
Individual or joint account            The individual or one of the owners
                                       listed on the joint account
-------------------------------------- -----------------------------------------
Custodian account of a minor           The minor
(Uniform Gifts/Transfers to Minors
Act)
-------------------------------------- -----------------------------------------
A revocable living trust               The grantor-trustee (the person who
                                       puts the money into the trust)
-------------------------------------- -----------------------------------------
An irrevocable trust, pension trust    The legal entity (not the personal
or estate                              representative or trustee, unless no
                                       legal entity is designated in the
                                       account title)
-------------------------------------- -----------------------------------------
Sole proprietorship or single-owner    The owner
LLC
-------------------------------------- -----------------------------------------
Partnership or multi-member LLC        The partnership
-------------------------------------- -----------------------------------------
Corporate or LLC electing corporate    The corporation
status on  Form 8837
-------------------------------------- -----------------------------------------
Association, club or tax-exempt        The organization
organization
-------------------------------------- -----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
D.12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with  monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

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D.13   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
D.14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                         Sales charge as percentage of:
Total market value               Public offering price*    Net amount invested
Up to $49,999                               5.75%                   6.10%
$50,000-$99,999                             4.75                    4.99
$100,000-$249,999                           3.50                    3.63
$250,000-$499,999                           2.50                    2.56
$500,000-$999,999                           2.00                    2.04
$1,000,000 or more                          0.00                    0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

--------------------------------------------------------------------------------
D.15   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

--------------------------------------------------------------------------------
D.16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

--------------------------------------------------------------------------------
D.17   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

--------------------------------------------------------------------------------
D.18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.

--------------------------------------------------------------------------------
D.19   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

--------------------------------------------------------------------------------
D.20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
D.21   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
D.22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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D.23   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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D.24   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003         2002(b)
Net asset value, beginning of period                                       $5.01        $5.13
Income from investment operations:
Net investment income (loss)                                                 .01           --
Net gains (losses) (both realized and unrealized)                            .10         (.12)
Total from investment operations                                             .11         (.12)
Less distributions:
Dividends from net investment income                                        (.01)          --
Net asset value, end of period                                             $5.11        $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                     $156          $40
Ratio of expenses to average daily net assets(c),(e)                       1.44%        1.48%(d)
Ratio of net investment income (loss) to average daily net assets           .42%         .22%(d)
Portfolio turnover rate (excluding short-term securities)                    31%           7%
Total return(i)                                                            2.12%       (2.34%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
D.25   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003         2002(b)
Net asset value, beginning of period                                       $5.00        $5.13
Income from investment operations:
Net investment income (loss)                                                (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .08         (.12)
Total from investment operations                                             .07         (.13)
Net asset value, end of period                                             $5.07        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                      $94          $25
Ratio of expenses to average daily net assets(c),(f)                       2.20%        2.26%(d)
Ratio of net investment income (loss) to average daily net assets          (.34%)       (.54%)(d)
Portfolio turnover rate (excluding short-term securities)                    31%           7%
Total return(i)                                                            1.46%       (2.53%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003         2002(b)
Net asset value, beginning of period                                       $5.00        $5.13
Income from investment operations:
Net investment income (loss)                                                (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .08         (.12)
Total from investment operations                                             .07         (.13)
Net asset value, end of period                                             $5.07        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                       $5           $2
Ratio of expenses to average daily net assets(c),(g)                       2.20%        2.26%(d)
Ratio of net investment income (loss) to average daily net assets          (.34%)       (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                    31%           7%
Total return(i)                                                            1.46%       (2.53%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
D.26   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003         2002(b)
Net asset value, beginning of period                                       $5.01        $5.13
Income from investment operations:
Net investment income (loss)                                                 .02           --
Net gains (losses) (both realized and unrealized)                            .10         (.12)
Total from investment operations                                             .12         (.12)
Less distributions:
Dividends from net investment income                                        (.01)          --
Net asset value, end of period                                             $5.12        $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.25%        1.17%(d)
Ratio of net investment income (loss) to average daily net assets           .63%         .22%(d)
Portfolio turnover rate (excluding short-term securities)                    31%           7%
Total return(i)                                                            2.35%       (2.34%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
D.27   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol
Class A: AXVAX    Class B:AXVBX
Class C: ACSVX    Class Y:--

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6240-99 D (7/03)

--------------------------------------------------------------------------------
D.28   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

                        AXP(R) PARTNERS SELECT VALUE FUND

                                   Prospectus

                                  July 30, 2003

Prospectus Supplement -- Sept. 4, 2003*

Fund Name (Date)                                            Prospectus Form #
AXP Blue Chip Advantage Fund (April 1, 2003)                    S-6025-99 V
AXP California Tax-Exempt Fund (Aug. 29, 2002)                  S-6328-99 W
AXP Core Bond Fund (May 28, 2003)                               S-6267-99 A
AXP Discovery Fund (Sept. 27, 2002)                             S-6457-99 X
AXP Diversified Bond Fund (Oct. 30, 2002)                       S-6495-99 V
AXP Diversified Equity Income Fund (Nov. 29, 2002)              S-6475-99 V
AXP Emerging Markets Fund (Dec. 30, 2002)                       S-6354-99 K
AXP Equity Select Fund (Jan. 29, 2003)                          S-6426-99 W
AXP Equity Value Fund (May 30, 2003)                            S-6382-99 N
AXP European Equity Fund (Dec. 30, 2002)                        S-6006-99 E
AXP Focused Growth Fund (May 30, 2003)                          S-6003-99 E
AXP Global Balanced Fund (Dec. 30, 2002)                        S-6352-99 J
AXP Global Bond Fund (Dec. 30, 2002)                            S-6309-99 W
AXP Global Growth Fund (Dec. 30, 2002)                          S-6334-99 V
AXP Global Technology Fund (Dec. 30, 2002)                      S-6395-99 F
AXP Growth Dimensions Fund (Sept. 27, 2002)                     S-6004-99 E
AXP Growth Fund (Sept. 27, 2002)                                S-6455-99 W
AXP High Yield Bond Fund (July 30, 2003)                        S-6370-99 W
AXP High Yield Tax-Exempt Fund (Jan. 29, 2003)                  S-6430-99 X
AXP Income Opportunities Fund (May 28, 2003)                    S-6266-99 A
AXP Insured Tax-Exempt Fund (Aug. 29, 2003)                     S-6327-99 Y
AXP Intermediate Tax-Exempt Fund (Jan. 29, 2003)                S-6355-99 K
AXP International Fund (Dec. 30, 2002)                          S-6140-99 X
AXP Large Cap Equity Fund (Sept. 27, 2002)                      S-6244-99 C
AXP Large Cap Value Fund (Sept. 27, 2002)                       S-6246-99 C
AXP Limited Duration Bond Fund (May 28, 2003)                   S-6265-99 A
AXP Managed Allocation Fund (Nov. 29, 2002)                     S-6141-99 W
AXP Massachusetts Tax-Exempt Fund (Aug. 29, 2003)               S-6328-99 X
AXP Michigan Tax-Exempt Fund (Aug. 29, 2003)                    S-6328-99 X
AXP Mid Cap Value Fund (Nov. 29, 2002)                          S-6241-99 C
AXP Minnesota Tax-Exempt Fund (Aug. 29, 2003)                   S-6328-99 X
AXP Mutual (Nov. 29, 2002)                                      S-6326-99 W
AXP New Dimensions Fund (Sept. 27, 2002)                        S-6440-99 V
AXP New York Tax-Exempt Fund (Aug. 29, 2003)                    S-6328-99 X
AXP Ohio Tax-Exempt Fund (Aug. 29, 2003)                        S-6328-99 X
AXP Partners Aggressive Growth Fund (July 30, 2003)             S-6260-99 C
AXP Partners Fundamental Value Fund (July 30, 2003)             S-6236-99 E
AXP Partners Growth Fund (July 30, 2003)                        S-6261-99 C

--------------------------------------------------------------------------------
D.29   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Fund Name (Date)                                      Prospectus Form #
AXP Partners International
   Aggressive Growth Fund (Dec. 30, 2002)                S-6243-99 E
AXP Partners International Core Fund (Dec. 30, 2002)     S-6259-99 C
AXP Partners International Select Value Fund
  (Dec. 30, 2002)                                        S-6242-99 E
AXP Partners International Small Cap Fund
  (Dec. 30, 2002)                                        S-6258-99 C
AXP Partners Select Value Fund (July 30, 2003)           S-6240-99 D
AXP Partners Small Cap Core Fund (July 30, 2003)         S-6237-99 E
AXP Partners Small Cap Growth Fund (May 30, 2003)        S-6301-99 E
AXP Partners Small Cap Value Fund (July 30, 2003)        S-6239-99 E
AXP Partners Value Fund (July 30, 2003)                  S-6238-99 E
AXP Precious Metals Fund (May 30, 2003)                  S-6142-99 X
AXP Progressive Fund (Nov. 29, 2002)                     S-6449-99 W
AXP Quantitative Large Cap Equity Fund (March 5, 2003)   S-6263-99 A
AXP Research Opportunities Fund (Sept. 27, 2002)         S-6356-99 K
AXP Selective Fund (July 30, 2003)                       S-6376-99 X
AXP Short Duration U.S. Government Fund (July 30, 2003)  S-6042-99 X
AXP Small Cap Advantage Fund (May 30, 2003)              S-6427-99 G
AXP Small Company Index Fund (April 1, 2003)             S-6357-99 L
AXP Stock Fund (Nov. 29, 2002)                           S-6351-99 W
AXP Strategy Aggressive Fund (May 30, 2003)              S-6381-99 N
AXP Tax-Exempt Bond Fund (Jan. 29, 2003)                 S-6310-99 X
AXP U.S. Government Mortgage Fund (July 30, 2003)        S-6245-99 D
AXP Utilities Fund (Aug. 29, 2003)                       S-6341-99 X

The section titled "Purchasing Shares" is revised to read as follows:

PURCHASING SHARES

To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

--------------------------------------------------------------------------------
D.30   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

----------------------------------- --------------------------------------------
For this type of account:           Use the Social Security or Employer
                                    Identification number of:
----------------------------------- --------------------------------------------
Individual or joint account         The individual or one of the owners listed
                                    on the joint account
----------------------------------- --------------------------------------------
Custodian account of a minor        The minor
(Uniform Gifts/Transfers to
Minors Act)
----------------------------------- --------------------------------------------
A revocable living trust            The grantor-trustee (the person who puts
                                    the money into the trust)
----------------------------------- --------------------------------------------
An irrevocable trust, pension       The legal entity (not the personal
trust or estate                     representative or trustee, unless no legal
                                    entity is designated in the account
                                    title)
----------------------------------- --------------------------------------------
Sole proprietorship or              The owner
single-owner LLC
----------------------------------- --------------------------------------------
Partnership or multi-member LLC     The partnership
----------------------------------- --------------------------------------------
Corporate or LLC electing           The corporation
corporate status on  Form 8837
----------------------------------- --------------------------------------------
Association, club or tax-exempt     The organization
organization
----------------------------------- --------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
D.31   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The section "Three ways to invest" has been revised to read as follows:

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                     $2,000*
Additional investments:                 $500**
Fund minimum balances:                  $300
Qualified minimum account balances:     none

If your Fund balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                     $2,000*
Additional investments:                 $100**
Account balances:                       none (on a scheduled investment plan
                                        with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

 *   $100 for direct at fund accounts.

**   $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

--------------------------------------------------------------------------------
D.32   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

The section titled "Exchanging/Selling Shares" is revised to read as follows:

EXCHANGING/SELLING SHARES

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
D.33   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

--------------------------------------------------------------------------------
D.34   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The section "Two ways to request an exchange or sale of shares" has been revised to read as follows:

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o    your account number

o    the name of the fund(s)

o    the class of shares to be exchanged or sold

o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell

o    specific instructions regarding delivery or exchange destination

o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable

o    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless specified differently and signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:    $100

Maximum sale amount:    $100,000

--------------------------------------------------------------------------------
D.35   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

By wire

Money can be wired from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.




S-6328-3 A (9/03)

* Valid until next prospectus update.
Destroy Aug. 27, 2004

--------------------------------------------------------------------------------
D.36   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Prospectus Supplement -- Jan. 20, 2004*

Fund Name (Date)                                               Prospectus Form #
AXP Blue Chip Advantage Fund  (April 1, 2003)                      S-6025-99 V
AXP Diversified Bond Fund  (Oct. 30, 2003)                         S-6495-99 W
AXP California Tax-Exempt Fund  (Aug. 29, 2003)                    S-6328-99 X
AXP Core Bond Fund  (Sept. 29, 2003)S-6267-99 C
AXP Discovery Fund  (Sept. 29, 2003)S-6457-99 Y
AXP Diversified Equity Income Fund  (Nov. 28, 2003)                S-6475-99 W
AXP Emerging Markets Fund  (Dec. 30, 2003)                         S-6354-99 L
AXP Equity Select Fund  (Jan. 29, 2003)                            S-6426-99 W
AXP Equity Select Fund  (Jan. 29, 2004)                            S-6426-99 X
AXP Equity Value Fund (May 30, 2003)S-6382-99 N
AXP European Equity Fund  (Dec. 30, 2003)                          S-6006-99 F
AXP Focused Growth Fund  (May 30, 2003)                            S-6003-99 E
AXP Global Balanced Fund  (Dec. 30, 2003)                          S-6352-99 J
AXP Global Bond Fund  (Dec. 30, 2003)                              S-6309-99 X
AXP Global Equity Fund  (Dec. 30, 2003)                            S-6334-99 W
AXP Global Technology Fund  (Dec. 30, 2003)                        S-6395-99 G
AXP Growth Dimensions Fund  (Sept. 29, 2003)                       S-6004-99 F
AXP Growth Fund  (Sept. 29, 2003)                                  S-6455-99 X
AXP High Yield Bond Fund (July 30, 2003)                           S-6370-99 W
AXP High Yield Tax-Exempt Fund  (Jan. 29, 2003)                    S-6430-99 X
AXP High Yield Tax-Exempt Fund  (Jan. 29, 2004)                    S-6430-99 Y
AXP Income Opportunities Fund  (Sept. 29, 2003)                    S-6266-99 C
AXP Inflation Protected Securities Fund  (Jan. 12, 2004)           S-6280-99 A
AXP Insured Tax-Exempt Fund  (Aug. 29, 2003)                       S-6327-99 Y
AXP Intermediate Tax-Exempt Fund  (Jan. 29, 2003)                  S-6355-99 K
AXP Intermediate Tax-Exempt Fund  (Jan. 29, 2004)                  S-6355-99 L
AXP International Fund  (Dec. 30, 2003)                            S-6140-99 Y
AXP Large Cap Equity Fund  (Sept. 29, 2003)                        S-6244-99 D
AXP Large Cap Value Fund  (Sept. 29, 2003)                         S-6246-99 D
AXP Limited Duration Bond Fund  (Sept. 29, 2003)                   S-6265-99 C
AXP Managed Allocation Fund  (Nov. 28, 2003)                       S-6141-99 X
AXP Massachusetts Tax-Exempt Fund  (Aug. 29, 2003)                 S-6328-99 X
AXP Michigan Tax-Exempt Fund  (Aug. 29, 2003)                      S-6328-99 X
AXP Mid Cap Value Fund  (Nov. 28, 2003)                            S-6241-99 D
AXP Minnesota Tax-Exempt Fund  (Aug. 29, 2003)                     S-6328-99 X
AXP Mutual  (Nov. 28, 2003)                                        S-6326-99 X
AXP New Dimensions Fund  (Sept. 29, 2003)                          S-6440-99 W
AXP New York Tax-Exempt Fund  (Aug. 29, 2003)                      S-6328-99 X
AXP Ohio Tax-Exempt Fund  (Aug. 29, 2003)                          S-6328-99 X
AXP Partners Aggressive Growth Fund  (July 30, 2003)               S-6260-99 C
AXP Partners Fundamental Value Fund  (July 30, 2003)               S-6236-99 E
AXP Partners Growth Fund  (July 30, 2003)                          S-6261-99 C

--------------------------------------------------------------------------------
D.37   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Fund Name (Date)                                               Prospectus Form #
AXP Partners International
  Aggressive Growth Fund  (Dec. 30, 2003)                          S-6243-99 F
AXP Partners International  Core Fund  (Dec. 30, 2003)             S-6259-99 D
AXP Partners International  Select Value Fund  (Dec. 30, 2003)     S-6242-99 F
AXP Partners International Small Cap Fund (Dec. 30, 2003)          S-6258-99 D
AXP Partners Select Value Fund  (July 30, 2003)                    S-6240-99 D
AXP Partners Small Cap Core Fund  (July 30, 2003)                  S-6237-99 E
AXP Partners Small Cap Growth Fund  (May 30, 2003)                 S-6301-99 E
AXP Partners Small Cap Value Fund  (July 30, 2003)                 S-6239-99 E
AXP Partners Value Fund  (July 30, 2003)                           S-6238-99 E
AXP Precious Metals Fund  (May 30, 2003)                           S-6142-99 X
AXP Progressive Fund  (Nov. 28, 2003)                              S-6449-99 X
AXP Quantitative Large Cap Equity Fund  (Sept. 29, 2003)           S-6263-99 C
AXP Real Estate Fund  (Jan. 6, 2004)                               S-6281-99 A
AXP Research Opportunities Fund  (Sept. 29, 2003)                  S-6356-99LK
AXP Selective Fund  (July 30, 2003)                                S-6376-99 X
AXP Short Duration U.S. Government Fund  (July 30, 2003)           S-6042-99 X
AXP Small Cap Advantage Fund  (May 30, 2003)                       S-6427-99 G
AXP Small Company Index Fund  (April 1, 2003)                      S-6357-99 L
AXP Stock Fund  (Nov. 28, 2003)                                    S-6351-99 X
AXP Strategy Aggressive Fund  (May 30, 2003)                       S-6381-99 N
AXP Tax-Exempt Bond Fund (Jan. 29, 2003)                           S-6310-99 X
AXP Tax-Exempt Bond Fund (Jan. 29, 2004)                           S-6310-99 Y
AXP U.S. Government Mortgage Fund (July 30, 2003)                  S-6245-99 D
AXP Utilities Fund (Aug. 29, 2003)                                 S-6341-99 X

For the prospectus

Under the heading "Buying and Selling Shares," the section titled "Should you purchase Class A, Class B or Class C shares" has been revised to read as follows:

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

--------------------------------------------------------------------------------
D.38   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

Under the heading "Sales Charges," the first bullet in the section titled "Other Class A sales charge policies" has been revised to read as follows:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, provided that the plan uses the Distributor's group billing services, and

S-6426-24 C (1/04)
* Valid until next prospectus update.
Destroy - Jan. 30, 2005

--------------------------------------------------------------------------------
D.39   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

                                                                 S-6304 A (3/04)

(logo)
American
 Express
Funds

                         AXP(R) Progressive Series, Inc.
                            - AXP(R) Progressive Fund

                                 Proxy Statement

                                                                  April 10, 2004

Here's a brief overview of a change being recommended for your American Express mutual fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the one included in this proxy statement. You have a right to vote on this change either by mailing your proxy card, calling a toll-free number, responding by internet, or attending the shareholder meeting.

Q: Is my vote important?

Absolutely! While the Board has reviewed this change and recommends you approve it, you have the right to voice your opinion. Until the Fund is sure that enough shares will vote by the time of the meeting, it will continue to contact shareholders asking them to vote. So please, vote immediately.

Q: What is being voted on?

Shareholders are being asked to vote on the merger ("Reorganization") of AXP(R) Progressive Fund ("Selling Fund") with AXP(R) Partners Select Value Fund ("Buying Fund").

(logo)
AMERICAN
 EXPRESS
(R)

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the proposal. An explanation for the Board's recommendation is contained in the proxy statement.

Q: How do I vote?

You can vote in one of four ways:

1. By mail with the enclosed card

2. By telephone

3. By Web site

4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. We encourage you to vote by telephone or internet in order to reduce mailing and handling expenses.

Q: What happens after I vote?

Assuming the proposal receives sufficient votes to pass, the proposal will be implemented soon after the shareholder meeting on June 9, 2004. No further action is required from shareholders.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 270-3133.

(logo)                     [FUND NAME DROP-IN]                             PROXY
AMERICAN                   Principal Executive Office
 EXPRESS             901 Marquette Avenue South, Suite 2810,
                           Minneapolis, MN 55402-3268
        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 9, 2004

Your fund will hold a special shareholders' meeting at 1:00 p.m. on June 9, 2004, at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN. You are entitled to vote at the meeting if you were a shareholder on April 10, 2004. Please read the proxy statement. The Board recommends that you vote FOR the proposal. Please vote immediately by mail, telephone, or Internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the special meeting to be held on June 9, 2004, and any adjournment thereof.



                          VOTE VIA THE INTERNET: americanexpress.com/proxyvoting VOTE VIA THE TELEPHONE: 1-866-241-6192
                          VOTE BY MAIL
                          999 99999 999 999

                          Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature of joint owner, if any

                          ______________________________________________________
                          Date                                         13974_VPL

Please vote by filling in the appropriate box below. If you do not mark the proposal, your Proxy will be voted FOR the proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]




                                                         FOR   AGAINST   ABSTAIN

1. To approve an Agreement and Plan of Reorganization
   between the Fund and AXP Partners Select Value Fund.  [ ]     [ ]       [ ]

                      Statement of Additional Information


                                 April 10, 2004


                          AXP(R) Partners Series, Inc.

                         AXP Partners Select Value Fund



This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1.   Partners Select Value Fund's most recent SAI, dated July 30, 2003.

2. Partners Select Value Fund's most recent annual report, for the period ended May 31, 2003.

3. Partners Select Value Fund's most recent semiannual report, for the period ended Nov. 30, 2003.

4.   AXP Progressive Fund's most recent SAI, dated Nov. 28, 2003.

5. AXP Progressive Fund's most recent annual report, for the period ended Sept. 30, 2003.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (866) 270-3133 or writing American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474.

AXP Partners Select Value Fund

AXP Progressive Fund

Introduction to Proposed Fund Merger

Nov. 30, 2003

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Nov. 30, 2003. These statements have been derived from financial statements prepared for AXP Partners Select Value Fund and AXP Progressive Fund as of Nov. 30, 2003. AXP Partners Select Value Fund and AXP Progressive Fund primarily invest in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

Under the proposed Agreement and Plan of Reorganization, Class A shares of the AXP Progressive Fund would be exchanged for Class A shares of the AXP Partners Select Value Fund. Class B shares of the AXP Progressive Fund would be exchanged for Class B shares of the AXP Partners Select Value Fund. Class C shares of the AXP Progressive Fund would be exchanged for Class C shares of the AXP Partners Select Value Fund. Class Y shares of the AXP Progressive Fund would be exchanged for Class Y shares of the AXP Partners Select Value Fund

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of Nov. 30, 2003.



--------------------------------------------------------------------------------
2   --   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

AXP Partners Select Value Fund

AXP Progressive Fund

Pro forma combining
Statement of assets and liabilities


                                                                 AXP Partners       AXP
                                                                 Select Value   Progressive    Pro forma                Pro forma
Nov. 30, 2003 (Unaudited)                                            Fund          Fund       Adjustments                Combined
Assets
Investments in securities, at cost                              $346,265,812  $133,357,473   $     --                 $479,623,285
                                                                ------------  ------------  ---------                 ------------
Investments in securities, at value                             $400,713,641  $142,847,472   $     --                 $543,561,113
Cash in bank on demand deposit                                       106,093        29,137         --                      135,230
Foreign currency holdings for AXP Partner
Select Value Fund
  (identified cost $42,549)                                           44,991            --         --                       44,991
Capital shares receivable                                            546,438           202         --                      546,640
Dividends and accrued interest receivable                            556,757       219,125         --                      775,882
Receivable for investment securities sold                            480,306        80,256         --                      560,562
                                                                ------------  ------------  ---------                 ------------
Total assets                                                     402,448,226   143,176,192         --                  545,624,418
                                                                ------------  ------------  ---------                 ------------
Liabilities
Capital shares payable                                               184,269         3,250         --                      187,519
Payable for investment securities purchased                        2,328,379            --         --                    2,328,379
Payable upon return of securities loaned                           7,790,000     1,400,000         --                    9,190,000
Accrued investment management services fee
  (Note 2)                                                            16,725         4,968    195,096(a)                   216,789
Accrued distribution fee (Note 2)                                     11,321         2,608     48,885(b)                    62,814
Accrued transfer agency fee                                            5,942         1,481         --                        7,423
Accrued administrative services fee                                    1,286           466         --                        1,752
Other accrued expenses (Note 2)                                       52,342        88,275   (223,681)(c),(d),(e),(f)      (83,064)
                                                                ------------  ------------  ---------                 ------------
Total liabilities                                                 10,390,264     1,501,048     20,300                   11,911,612
                                                                ------------  ------------  ---------                 ------------
Net assets applicable to outstanding
  capital stock                                                 $392,057,962  $141,675,144  $ (20,300)                $533,712,806
                                                                ============  ============  =========                 ============
Represented by
Capital stock -- $.01 par value (Note 3)                        $    688,509  $    227,980  $  20,056                 $    936,545
Additional paid-in capital (Note 3)                              336,110,083   177,688,937    (20,056)                 513,778,964
Undistributed net investment income (Note 2)                        (175,609)      516,847    (20,300)                     320,938
Accumulated net realized gain (loss)                                 982,575   (46,249,716)        --                  (45,267,141)
Unrealized appreciation (depreciation) on
  investments and on translation of assets
  and liabilities in foreign currencies                           54,452,404     9,491,096         --                   63,943,500
                                                                ------------  ------------  ---------                 ------------
Total -- representing net assets applicable
  to outstanding capital stock                                  $392,057,962  $141,675,144  $ (20,300)                $533,712,806
                                                                ============  ============  =========                 ============
Net assets applicable to outstanding shares:
Net assets applicable to outstanding shares:   Class A          $246,576,184  $125,421,542  $ (14,148)                $371,983,578
                                               Class B          $137,134,942  $ 16,177,968  $  (5,831)                $153,307,079
                                               Class C          $  8,278,773  $     73,629  $    (318)                $  8,352,084
                                               Class Y          $     68,063  $      2,005  $      (3)                $     70,065
Shares outstanding (Note 3)                    Class A shares     43,112,191    20,076,975         --                   65,039,034
                                               Class B shares     24,262,192     2,708,315         --                   27,125,549
                                               Class C shares      1,464,679        12,394         --                    1,477,711
                                               Class Y shares         11,868           318         --                       12,217
Net asset value per share of outstanding
  capital stock:                               Class A          $       5.72  $       6.25   $     --                 $       5.72
                                               Class B          $       5.65  $       5.97   $     --                 $       5.65
                                               Class C          $       5.65  $       5.94   $     --                 $       5.65
                                               Class Y          $       5.74  $       6.31   $     --                 $       5.74
                                                                ------------  ------------  ---------                 ------------


See accompanying notes to pro forma financial statements.



--------------------------------------------------------------------------------
3   --   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

AXP Partners Select Value Fund

AXP Progressive Fund


Pro forma combining
Statement of operations
                                                                 AXP Partners        AXP
                                                                 Select Value    Progressive     Pro forma     Pro forma
Year ended Nov. 30, 2003 (Unaudited)                                 Fund           Fund        Adjustments    Combined
Investment income
Income:
Dividends                                                        $ 3,975,383   $ 2,116,894      $     --      $ 6,092,277
Interest                                                             256,768        16,427            --          273,195
   Less foreign taxes withheld                                       (42,930)      (20,967)           --          (63,897)
                                                                 -----------   -----------     ---------      -----------
Total income                                                       4,189,221     2,112,354            --        6,301,575
                                                                 -----------   -----------     ---------      -----------
Expenses:
Investment management services fee (Note 2)                        2,099,233       851,287       195,096(b)     3,145,616
Distribution fee (Note 2)
   Class A                                                           398,357       247,977        42,961(b)       689,295
   Class B                                                           925,824       163,206         5,894(b)     1,094,924
   Class C                                                            54,723           831            30(b)        55,584
Transfer agency fee                                                  712,290       279,630            --          991,920
Incremental transfer agency fee
   Class A                                                            46,383        26,242            --           72,625
   Class B                                                            49,173         9,107            --           58,280
   Class C                                                             3,779            60            --            3,839
Service fee -- Class Y                                                    45             2            --               47
Administrative services fees and expenses                            154,466        80,024            --          234,490
Custodian fees (Note 2)                                               63,308        14,371        (7,679)(c)       70,000
Compensation of board members (Note 2)                                 5,208         7,916        (5,208)(d)        7,916
Printing and postage                                                  90,745        79,810            --          170,555
Registration fees                                                     69,179        33,703            --          102,882
Audit fees (Note 2)                                                   18,000        26,000       (18,000)(e)       26,000
Other                                                                  8,684        22,815            --           31,499
                                                                 -----------   -----------     ---------      -----------
Total expenses                                                     4,699,397     1,842,981       213,094       6,755,472
   Expenses waived/reimbursed by AEFC (Note 2)                      (303,782)     (135,424)     (192,794)(f)    (632,000)
                                                                 -----------   -----------     ---------      -----------
                                                                   4,395,615     1,707,557        20,300        6,123,472
   Earnings credits on cash balances                                  (1,314)         (728)           --           (2,042)
                                                                 -----------   -----------     ---------      -----------
Total net expenses                                                 4,394,301     1,706,829        20,300        6,121,430
                                                                 -----------   -----------     ---------      -----------
Investment income (loss) -- net                                     (205,080)      405,525       (20,300)         180,145
                                                                 -----------   -----------     ---------      -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                           2,155,622    (3,307,065)           --       (1,151,443)
   Foreign currency transactions                                         111           487            --              598
                                                                 -----------   -----------     ---------      -----------
Net realized gain (loss) on investments                            2,155,733    (3,306,578)           --       (1,150,845)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                           50,622,799    23,045,948            --       73,668,747
                                                                 -----------   -----------     ---------      -----------
Net gain (loss) on investments and foreign currencies             52,778,532    19,739,370            --       72,517,902
                                                                 -----------   -----------     ---------      -----------
Net increase (decrease) in net assets resulting from
  operations                                                     $52,573,452   $20,144,895     $ (20,300)     $72,698,047
                                                                 ===========   ===========     =========      ===========


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
4   --   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

AXP Partners Select Value Fund

AXP Progressive Fund

Notes to Pro Forma Financial Statements

(Unaudited as to Nov. 30, 2003)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Nov. 30, 2003. These statements have been derived from financial statements prepared for the AXP Partners Select Value Fund and AXP Progressive Fund as of Nov. 30, 2003.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

AXP Partners Select Value Fund and AXP Progressive Fund primarily invest in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.


The pro forma statements give effect to the proposed transfer of the assets and liabilities of AXP Progressive Fund in exchange for Class A, B, C, and Y shares of AXP Partners Select Value Fund under accounting principles generally accepted in the United States of America. The pro forma statements reflect estimates for the combined AXP Partners Select Value Fund based on the increased asset level of the merger and associated economies of scale.


The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, AXP Partners Select Value Fund, as if the transaction had occurred at the beginning of the year presented.

2.   PRO FORMA ADJUSTMENTS


(a) To reflect the increase in investment management services fee due to the Reorganization.

(b)  To reflect the increase in distribution fee due to the Reorganization

(c)  To reflect the reduction in custodian fees due to the Reorganization.

(d) To adjust for the change in the compensation of board members due to the Reorganization.

(e)  To reflect the reduction in audit fees due to the Reorganization.

(f) To adjust the expense reimbursement to include the impact of the agreement by AEFC to waive certain fees and to absorb certain expenses following the merger.


3.   CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, and Class Y shares of AXP Partners Select Value Fund if the reorganization were to have taken place on Nov. 30, 2003. The pro forma number of Class A shares outstanding of 65,039,034 consists of 21,926,843 shares assumed to be issued to Class A shareholders of the AXP Progressive Fund, plus 43,112,191 Class A shares of the AXP Partners Select Value Fund outstanding as of Nov. 30, 2003. The pro forma number of Class B shares outstanding of 27,125,549 consists of 2,863,357 shares assumed to be issued to Class B shareholders of the AXP Progressive Fund, plus 24,262,192 Class B shares of the AXP Partners Select Value Fund outstanding as of Nov. 30, 2003. The pro forma number of Class C shares outstanding of 1,477,711 consists of 13,032 shares assumed to be issued to Class C shareholders of the AXP Progressive Fund, plus 1,464,679 Class C shares of the AXP Partners Select Value Fund outstanding as of Nov. 30, 2003. The pro forma number of Class Y shares outstanding of 12,217 consists of 349 shares assumed to be issued to Class Y shareholders of the AXP Progressive Fund, plus 11,868 Class Y shares of the AXP Partners Select Value Fund outstanding as of Nov. 30, 2003.







--------------------------------------------------------------------------------
5   --   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Combined Investments in Securities

AXP Partners Select Value Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Aerospace & defense (3.9%)
Curtiss-Wright Cl B                    42,000          5,000        47,000            $3,423,000      $407,500     $3,830,500
Empresa Brasileira de
   Aeronautica ADR                     33,000             --        33,000(c)            970,860            --        970,860
Fairchild Cl A                         50,000             --        50,000(b)            255,000            --        255,000
General Motors Cl H                        --         45,000        45,000(b)                 --       747,000        747,000
Honeywell Intl                        195,000         80,000       275,000             5,789,550     2,375,200      8,164,750
Northrop Grumman                       20,000         12,500        32,500             1,852,600     1,157,875      3,010,475
Precision Castparts                        --          6,000         6,000                    --       243,120        243,120
Raytheon                                   --          8,000         8,000                    --       221,680        221,680
Sequa Cl A                             10,800             --        10,800(b)            515,700            --        515,700
Sequa Cl B                             16,000          6,500        22,500(b)            783,200       318,175      1,101,375
Titan                                  70,000             --        70,000(b)          1,494,500            --      1,494,500
Total                                                                                 15,084,410     5,470,550     20,554,960

Automotive & related (6.2%)
AutoNation                            160,000         35,000       195,000(b)          2,812,800       615,300      3,428,100
Borg Warner                            24,000             --        24,000             1,896,000            --      1,896,000
DaimlerChrysler                        20,000             --        20,000(c)            760,800            --        760,800
Dana                                  410,000         75,000       485,000             6,629,700     1,212,750      7,842,450
GenCorp                               135,000         70,000       205,000             1,351,350       700,700      2,052,050
General Motors                          8,000          5,000        13,000               342,240       213,900        556,140
Genuine Parts                         140,000             --       140,000             4,407,200            --      4,407,200
Johnson Controls                           --          8,000         8,000                    --       875,520        875,520
Midas                                  30,000             --        30,000(b)            454,500            --        454,500
Modine Mfg                            100,300         40,000       140,300             2,558,653     1,020,400      3,579,053
Navistar Intl                          30,000         33,000        63,000(b)          1,293,000     1,422,300      2,715,300
PACCAR                                     --          4,000         4,000                    --       320,840        320,840
Raytech                                 3,100             --         3,100(b)             11,470            --         11,470
SPS Technologies                       42,000         33,000        75,000(b)          2,056,320     1,615,680      3,672,000
Volkswagen                                 --          5,000         5,000(c)                 --       248,431        248,431
Total                                                                                 24,574,033     8,245,821     32,819,854

Banks and savings & loans (2.4%)
Astoria Financial                          --          6,000         6,000                    --       224,280        224,280
BB&T                                       --         17,640        17,640                    --       694,310        694,310
City Natl                                  --          4,500         4,500                    --       284,670        284,670
Compass Bancshares                         --         12,000        12,000                    --       469,320        469,320
Deutsche Bank                          20,000         20,000        40,000(c)          1,396,000     1,396,000      2,792,000
FleetBoston Financial                  35,000             --        35,000             1,421,000            --      1,421,000
Hibernia Cl A                              --         45,500        45,500                    --     1,039,675      1,039,675
M&T Bank                                   --         14,000        14,000                    --     1,314,180      1,314,180
Mellon Financial                           --         22,000        22,000                    --       633,600        633,600
North Fork Bancorporation                  --          8,000         8,000                    --       319,440        319,440
Northern Trust                         12,000             --        12,000               538,200            --        538,200
PNC Financial Services Group           25,000             --        25,000             1,359,000            --      1,359,000
Wilmington Trust                       47,000             --        47,000             1,654,400            --      1,654,400
Total                                                                                  6,368,600     6,375,475     12,744,075

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
6   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Beverages & tobacco (3.8%)
Allied Domecq ADR                      90,000             --        90,000(c)         $2,593,800           $--     $2,593,800
Altria Group                               --          1,000         1,000                    --        52,000         52,000
Anheuser-Busch                         15,000             --        15,000               777,300            --        777,300
Brown-Forman Cl A                      21,500             --        21,500             2,030,675            --      2,030,675
Coca-Cola                              50,000         15,000        65,000             2,325,000       697,500      3,022,500
Coors (Adolph) Cl B                    15,500          7,000        22,500               854,205       385,770      1,239,975
Diageo ADR                             54,000         22,000        76,000(c)          2,730,240     1,112,320      3,842,560
Fomento Economico Mexicano ADR         45,000             --        45,000(c)          1,547,100            --      1,547,100
Fortune Brands                         15,000             --        15,000             1,024,800            --      1,024,800
PepsiAmericas                         105,000         75,000       180,000             1,647,450     1,176,750      2,824,200
PepsiCo                                20,000             --        20,000               962,400            --        962,400
Robert Mondavi Cl A                    10,000             --        10,000(b)            350,000            --        350,000
Total                                                                                 16,842,970     3,424,340     20,267,310

Broker dealers (0.6%)
Bear Stearns Companies                     --         10,000        10,000                    --       724,600        724,600
BKF Capital Group                       5,000             --         5,000(b)            116,250            --        116,250
Merrill Lynch & Co                     20,000         15,000        35,000             1,135,000       851,250      1,986,250
Schwab (Charles)                       12,000             --        12,000               139,200            --        139,200
Total                                                                                  1,390,450     1,575,850      2,966,300

Building materials & construction (0.3%)
Tredegar                               10,000             --        10,000               154,000            --        154,000
Watts Water Technologies Cl A          32,000         40,000        72,000               656,000       820,000      1,476,000
Total                                                                                    810,000       820,000      1,630,000

Cable (2.3%)
Cablevision Systems NY Group Cl A     371,000        180,000       551,000(b)          7,687,120     3,729,600     11,416,720
Comcast Cl A                               --         20,000        20,000(b)                 --       627,600        627,600
Cox Communications Cl A                    --         10,000        10,000(b)                 --       339,000        339,000
Total                                                                                  7,687,120     4,696,200     12,383,320

Cellular telecommunications (1.5%)
AT&T Wireless Services                175,000        110,000       285,000(b)          1,312,500       825,000      2,137,500
mmO2 ADR                               24,500         50,000        74,500(b,c)          314,090       641,000        955,090
Nextel Communications Cl A             10,000             --        10,000(b)            253,300            --        253,300
Rogers Communications Cl B                 --         30,000        30,000(c)                 --       468,600        468,600
U.S. Cellular                         101,000             --       101,000(b)          3,494,600            --      3,494,600
Western Wireless Cl A                  25,000             --        25,000(b)            466,750            --        466,750
Total                                                                                  5,841,240     1,934,600      7,775,840

Chemicals (1.8%)
Albemarle                              20,000             --        20,000               566,000            --        566,000
Cytec Inds                              8,000             --         8,000(b)            290,000            --        290,000
Ecolab                                     --         44,000        44,000                    --     1,153,680      1,153,680
Ferro                                  40,000          8,000        48,000               908,000       181,600      1,089,600
Fuller (HB)                                --         15,000        15,000                    --       400,050        400,050
Givaudan                                   --            250           250(c)                 --       114,291        114,291
Great Lakes Chemical                   25,000         35,000        60,000               567,750       794,850      1,362,600
Hercules                              152,000         35,000       187,000(b)          1,526,080       351,400      1,877,480
MacDermid                              21,000             --        21,000               688,800            --        688,800
Omnova Solutions                           --         80,000        80,000(b)                 --       292,000        292,000
Roto-Rooter                            35,000         15,000        50,000             1,288,350       552,150      1,840,500
Total                                                                                  5,834,980     3,840,021      9,675,001

Computer software & services (0.6%)
Electronic Data Systems                40,000             --        40,000               864,800            --        864,800
PeopleSoft                            100,000             --       100,000(b)          2,115,000            --      2,115,000
State Street                               --          6,000         6,000                    --       305,760        305,760
Total                                                                                  2,979,800       305,760      3,285,560

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
7   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Electronics (1.8%)
CTS                                   125,200         25,000       150,200            $1,534,952      $306,500     $1,841,452
Cypress Semiconductor                  30,000             --        30,000(b)            671,400            --        671,400
MagneTek                               10,000             --        10,000(b)             64,500            --         64,500
Mykrolis                               10,000             --        10,000(b)            158,400            --        158,400
Texas Instruments                     120,000         60,000       180,000             3,571,200     1,785,600      5,356,800
Thomas & Betts                         48,000         33,000        81,000               998,400       686,400      1,684,800
Total                                                                                  6,998,852     2,778,500      9,777,352

Energy (3.9%)
BP ADR                                 18,000             --        18,000(c)            768,420            --        768,420
Burlington Resources                   20,000             --        20,000             1,004,000            --      1,004,000
Cabot Oil & Gas Cl A                       --         29,400        29,400                    --       780,864        780,864
ChevronTexaco                              --         30,000        30,000                    --     2,253,000      2,253,000
ConocoPhillips                         40,000         35,000        75,000             2,269,600     1,985,900      4,255,500
Devon Energy                           30,000         13,605        43,605             1,480,800       671,543      2,152,343
Exxon Mobil                            85,000         60,000       145,000             3,074,450     2,170,200      5,244,650
Kerr-McGee                             29,000             --        29,000             1,217,710            --      1,217,710
Noble Energy                               --          3,000         3,000                    --       118,950        118,950
NUI                                    20,000             --        20,000               312,600            --        312,600
Royal Dutch Petroleum ADR              65,000             --        65,000(c)          2,918,500            --      2,918,500
Total                                                                                 13,046,080     7,980,457     21,026,537

Energy equipment & services (0.1%)
Noble                                      --          2,000         2,000(b)                 --        69,160         69,160
Transocean                             12,000             --        12,000(b)            232,560            --        232,560
Total                                                                                    232,560        69,160        301,720

Environmental services (1.7%)
Allied Waste Inds                      60,000        190,000       250,000(b)            747,000     2,365,500      3,112,500
Republic Services                     125,000         25,000       150,000             3,181,250       636,250      3,817,500
Waste Management                       60,000         20,000        80,000             1,764,600       588,200      2,352,800
Total                                                                                  5,692,850     3,589,950      9,282,800

Financial services (0.2%)
T. Rowe Price Group                        --         30,000        30,000                    --     1,261,200      1,261,200

Food (6.8%)
Archer-Daniels-Midland                362,800        140,000       502,800             5,184,412     2,000,600      7,185,012
Cadbury Schweppes ADR                  45,000             --        45,000(c)          1,173,150            --      1,173,150
Campbell Soup                         100,000             --       100,000             2,561,000            --      2,561,000
Corn Products Intl                     57,000         50,000       107,000             1,975,620     1,733,000      3,708,620
Del Monte Foods                       200,355             --       200,355(b)          1,917,397            --      1,917,397
Flowers Foods                          70,000         15,000        85,000             1,827,000       391,500      2,218,500
General Mills                          55,000         32,000        87,000             2,475,550     1,440,320      3,915,870
Heinz (HJ)                             75,000         15,000        90,000             2,707,500       541,500      3,249,000
Hershey Foods                          26,000          7,000        33,000             2,020,200       543,900      2,564,100
Intl Multifoods                        50,000             --        50,000(b)            891,500            --        891,500
Ralcorp Holdings                           --         12,000        12,000(b)                 --       363,360        363,360
Sensient Technologies                 130,000         30,000       160,000             2,450,500       565,500      3,016,000
Tootsie Roll Inds                      14,400             --        14,400               506,160            --        506,160
Wrigley (Wm) Jr                        38,000         17,000        55,000             2,094,560       937,040      3,031,600
Total                                                                                 27,784,549     8,516,720     36,301,269

Furniture & appliances (0.3%)
Aaron Rents Cl A                           --          3,000         3,000                    --        59,580         59,580
Fedders                                22,000             --        22,000               138,380            --        138,380
Maytag                                 10,000             --        10,000               264,400            --        264,400
Thomas Inds                            35,000          3,000        38,000             1,103,200        94,560      1,197,760
Total                                                                                  1,505,980       154,140      1,660,120

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
8   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Health care products (4.2%)
Abbott Laboratories                    13,000             --        13,000              $574,600           $--       $574,600
Bio-Rad Laboratories Cl A               7,000             --         7,000(b)            358,750            --        358,750
Bristol-Myers Squibb                   75,000         20,000        95,000             1,976,250       527,000      2,503,250
DENTSPLY Intl                          15,000             --        15,000               675,450            --        675,450
INAMED                                 17,000          3,000        20,000(b)          1,332,120       235,080      1,567,200
Interpore Intl                         30,000             --        30,000(b)            365,400            --        365,400
IVAX                                   20,000         22,000        42,000(b)            429,000       471,900        900,900
Lilly (Eli)                            50,000             --        50,000             3,428,000            --      3,428,000
Medco Health Solutions                 14,000             --        14,000(b)            510,020            --        510,020
Merck & Co                             32,000         20,000        52,000             1,299,200       812,000      2,111,200
Orthofix Intl                          22,000             --        22,000(b,c)          936,100            --        936,100
Pfizer                                125,000         43,000       168,000             4,193,750     1,442,650      5,636,400
Sybron Dental Specialists              65,000             --        65,000(b)          1,872,650            --      1,872,650
Wyeth                                  20,000             --        20,000               788,000            --        788,000
Young Innovations                       6,000             --         6,000               218,700            --        218,700
Total                                                                                 18,957,990     3,488,630     22,446,620

Health care services (1.0%)
Matthews Intl Cl A                     23,000             --        23,000               654,810            --        654,810
Orthodontic Centers of Americ          23,000             --        23,000(b)            163,070            --        163,070
Owens & Minor                          10,000             --        10,000               212,100            --        212,100
Patterson Dental                       25,000             --        25,000(b)          1,702,500            --      1,702,500
Schein (Henry)                         38,000             --        38,000(b)          2,557,020            --      2,557,020
Total                                                                                  5,289,500            --      5,289,500

Household products (2.4%)
Church & Dwight                        60,000         20,000        80,000             2,430,600       810,200      3,240,800
Energizer Holdings                     65,000         10,000        75,000(b)          2,462,850       378,900      2,841,750
Gillette                                5,000         20,000        25,000               168,650       674,600        843,250
Procter & Gamble                       36,000         17,000        53,000             3,464,640     1,636,080      5,100,720
Rayovac                                13,000             --        13,000(b)            233,870            --        233,870
Weider Nutrition Intl                  89,300             --        89,300(b)            425,068            --        425,068
Total                                                                                  9,185,678     3,499,780     12,685,458

Industrial transportation (0.2%)
GATX                                   14,000         22,000        36,000               340,200       534,600        874,800
Norfolk Southern                           --         13,000        13,000                    --       278,330        278,330
Total                                                                                    340,200       812,930      1,153,130

Insurance (2.1%)
Alleghany                               9,050          3,060        12,110             1,864,300       630,360      2,494,660
American Intl Group                    22,000             --        22,000             1,274,900            --      1,274,900
Argonaut Group                         15,000             --        15,000               240,000            --        240,000
Fidelity Natl Financial                    --         17,500        17,500                    --       618,275        618,275
John Hancock Financial Services        50,000             --        50,000             1,837,500            --      1,837,500
MONY Group                             30,000             --        30,000               945,600            --        945,600
Phoenix Companies                      50,000             --        50,000               562,500            --        562,500
St. Paul Companies                         --         24,000        24,000                    --       890,400        890,400
Unitrin                                55,000             --        55,000             2,080,650            --      2,080,650
Total                                                                                  8,805,450     2,139,035     10,944,485

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Leisure time & entertainment (2.4%)
Canterbury Park Holding                50,000             --        50,000              $804,500           $--       $804,500
Churchill Downs                        14,000             --        14,000               514,066            --        514,066
Dover Motorsports                      50,000             --        50,000               209,000            --        209,000
Gemstar-TV Guide Intl                 400,000             --       400,000(b)          1,800,000            --      1,800,000
Magna Entertainment Cl A               50,000             --        50,000(b,c)          235,000            --        235,000
Mattel                                     --         25,000        25,000                    --       506,000        506,000
Metro-Goldwyn-Mayer                   100,000         68,655       168,655(b)          1,650,000     1,132,808      2,782,808
Six Flags                             100,000         50,000       150,000(b)            675,000       337,500      1,012,500
Viacom Cl A                            70,000         30,000       100,000             2,755,900     1,181,100      3,937,000
Viacom Cl B                            30,000             --        30,000             1,179,600            --      1,179,600
Total                                                                                  9,823,066     3,157,408     12,980,474

Lodging & gaming (1.4%)
Aztar                                  30,000             --        30,000(b)            667,500            --        667,500
Boca Resorts Cl A                      20,400             --        20,400(b)            291,312            --        291,312
Dover Downs Gaming & Entertaiment      65,000             --        65,000               591,500            --        591,500
Gaylord Entertainment                  55,000         28,000        83,000(b)          1,654,950       842,520      2,497,470
Hilton Group                          400,000        200,000       600,000(c)          1,454,993       727,497      2,182,490
Hilton Hotels                          40,000             --        40,000               654,400            --        654,400
MGM Mirage                             10,000             --        10,000(b)            374,800            --        374,800
Total                                                                                  5,689,455     1,570,017      7,259,472

Machinery (2.6%)
Clarcor                                25,000         13,000        38,000             1,094,750       569,270      1,664,020
Deere & Co                             48,000         67,000       115,000             2,939,040     4,102,410      7,041,450
Donaldson                                  --         12,500        12,500                    --       731,625        731,625
Flowserve                              35,000         28,000        63,000(b)            744,800       595,840      1,340,640
Oshkosh Truck                          38,000             --        38,000             1,782,200            --      1,782,200
SL Inds                                 8,000             --         8,000(b)             64,400            --         64,400
Thermo Electron                        30,000         15,000        45,000(b)            717,000       358,500      1,075,500
Total                                                                                  7,342,190     6,357,645     13,699,835

Media (18.4%)
Beasley Broadcast Group Cl A           80,000             --        80,000(b)          1,185,760            --      1,185,760
Belo Cl A                                  --         14,000        14,000                    --       397,740        397,740
Cendant                                70,000             --        70,000(b)          1,551,200            --      1,551,200
Cox Radio Cl A                             --         18,000        18,000(b)                 --       398,700        398,700
Disney (Walt)                         150,000        105,000       255,000             3,463,500     2,424,450      5,887,950
Emmis Communications Cl A              14,000         27,000        41,000(b)            317,240       611,820        929,060
Fisher Communications                  30,000             --        30,000             1,447,200            --      1,447,200
Fox Entertainment Group Cl A          120,000         20,000       140,000(b)          3,426,000       571,000      3,997,000
Granite Broadcasting                   72,000             --        72,000(b)            142,560            --        142,560
Gray Television                       100,000             --       100,000             1,296,000            --      1,296,000
Grupo Televisa ADR                     42,000         22,000        64,000(c)          1,715,700       898,700      2,614,400
InterActiveCorp                        11,000             --        11,000(b)            361,350            --        361,350
Interpublic Group of Companies             --         17,000        17,000                    --       242,250        242,250
Journal Register                       71,000             --        71,000(b)          1,416,450            --      1,416,450
Knight-Ridder                          45,000         22,000        67,000             3,347,100     1,636,360      4,983,460
Lee Enterprises                        32,000             --        32,000             1,376,640            --      1,376,640
Liberty                                 6,000          3,000         9,000               266,700       133,350        400,050
Liberty Media Cl A                    725,000        340,000     1,065,000(b)          8,011,250     3,756,999     11,768,249
Lin TV                                109,300             --       109,300(b)          2,453,785            --      2,453,785
McClatchy Cl A                             --         26,000        26,000                    --     1,726,400      1,726,400
McGraw-Hill Companies                  12,000         10,000        22,000               822,000       685,000      1,507,000
Media General Cl A                     50,000         31,000        81,000             3,344,500     2,073,590      5,418,090
New York Times Cl A                   102,000         20,000       122,000             4,681,800       918,000      5,599,800
News Corp ADR                         100,000         38,000       138,000(c)          2,836,000     1,077,680      3,913,680
Paxson Communications Cl A             75,000         50,000       125,000(b)            360,000       240,000        600,000
PRIMEDIA                              175,000         58,600       233,600(b)            507,500       169,940        677,440
Pulitzer                               88,000         26,100       114,100             4,664,000     1,383,300      6,047,300

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Media (cont.)
Reader's Digest Assn                  120,000         10,296       130,296            $1,716,000      $147,233     $1,863,233
Salem Communications Cl A              17,000             --        17,000(b)            421,090            --        421,090
Scripps (EW) Cl A                      17,000         23,000        40,000             1,565,020     2,117,380      3,682,400
Sinclair Broadcast Group Cl A          70,000             --        70,000(b)            802,900            --        802,900
Thomas Nelson                          35,000             --        35,000               616,000            --        616,000
Time Warner                           435,000        170,000       605,000(b)          7,081,800     2,767,600      9,849,400
Tribune                               150,000         63,000       213,000             7,327,500     3,077,550     10,405,050
Young Broadcasting Cl A               110,000         10,000       120,000(b)          2,183,500       198,500      2,382,000
Total                                                                                 70,708,045    27,653,542     98,361,587

Metals (0.4%)
Pechiney ADR Cl A                      60,000             --        60,000(c)          1,649,400            --      1,649,400
Pechiney Cl A                           4,100             --         4,100(c)            235,708            --        235,708
Total                                                                                  1,885,108            --      1,885,108

Miscellaneous (0.5%)
Middlesex Water                        28,400             --        28,400               568,000            --        568,000
Rollins                                29,550         25,500        55,050               658,374       568,140      1,226,514
SJW                                    10,200             --        10,200               905,148            --        905,148
Total                                                                                  2,131,522       568,140      2,699,662

Multi-industry (5.0%)
Acuity Brands                           5,000             --         5,000               119,250            --        119,250
AMETEK                                 10,000          9,000        19,000               473,000       425,700        898,700
Cooper Inds Cl A                       95,000         23,000       118,000             5,096,750     1,233,950      6,330,700
Crane                                  45,000         44,000        89,000             1,309,050     1,279,960      2,589,010
Imagistics Intl                        17,500             --        17,500(b)            637,525            --        637,525
ITT Inds                               50,000         15,000        65,000             3,296,000       988,800      4,284,800
Manpower                                   --          8,000         8,000                    --       375,520        375,520
Park-Ohio Holdings                     25,000             --        25,000(b)            183,250            --        183,250
Pentair                                    --          6,000         6,000                    --       261,600        261,600
Sony ADR                               67,000         30,000        97,000(c)          2,301,450     1,030,500      3,331,950
Tyco Intl                              25,000         10,000        35,000(c)            573,750       229,500        803,250
Vivendi Universal ADR                 195,000        110,000       305,000(c)          4,465,500     2,519,000      6,984,500
Total                                                                                 18,455,525     8,344,530     26,800,055

Paper & packaging (0.5%)
Greif Cl A                             35,000         15,000        50,000             1,190,000       510,000      1,700,000
Sealed Air                             10,000             --        10,000(b)            527,700            --        527,700
St. Joe                                    --          5,000         5,000                    --       174,000        174,000
Total                                                                                  1,717,700       684,000      2,401,700

Precious metals (0.7%)
Barrick Gold                               --         35,000        35,000(c)                 --       783,650        783,650
Newmont Mining                         33,000         30,000        63,000             1,588,620     1,444,200      3,032,820
Total                                                                                  1,588,620     2,227,850      3,816,470

Real estate investment trust (0.1%)
Starwood Hotels & Resorts Worldwide    15,000          2,000        17,000               517,050        68,940        585,990

Restaurants (--%)
Steak n Shake                           7,000             --         7,000(b)            123,200            --        123,200

Retail -- general (0.7%)
Home Depot                              4,000             --         4,000               147,040            --        147,040
Neiman Marcus Group Cl A               40,000         10,000        50,000(b)          2,156,000       539,000      2,695,000
Staples                                    --         30,000        30,000(b)                 --       814,500        814,500
Total                                                                                  2,303,040     1,353,500      3,656,540

Retail -- grocery (0.3%)
Albertson's                            20,000         10,000        30,000               425,600       212,800        638,400
Safeway                                35,000             --        35,000(b)            726,250            --        726,250
Total                                                                                  1,151,850       212,800      1,364,650

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Common stocks (continued)
                                      Shares         Shares         Shares             Value(a)       Value(a)      Value(a)
                                   AXP Partners        AXP                           AXP Partners        AXP
                                   Select Value    Progressive     Pro forma         Select Value    Progressive    Pro forma
Issuer                                 Fund           Fund         Combined              Fund           Fund        Combined
Telecom equipment & services (0.5%)
Corning                                    --         30,000        30,000(b)                $--      $343,800       $343,800
Motorola                               85,000         30,000       115,000             1,193,400       421,200      1,614,600
PanAmSat                               30,000             --        30,000(b)            662,700            --        662,700
Sycamore Networks                      40,000             --        40,000(b)            212,800            --        212,800
Total                                                                                  2,068,900       765,000      2,833,900

Textiles & apparel (0.6%)
Gucci Group                            35,000             --        35,000(c)          2,973,600            --      2,973,600

Utilities -- electric (6.7%)
Allegheny Energy                      200,000             --       200,000             2,150,000            --      2,150,000
Aquila                                280,000             --       280,000(b)          1,002,400            --      1,002,400
CH Energy Group                        23,500             --        23,500             1,031,650            --      1,031,650
CMS Energy                            150,000             --       150,000             1,183,500            --      1,183,500
DPL                                    23,000             --        23,000               444,820            --        444,820
Duke Energy                           153,000         10,000       163,000             2,760,120       180,400      2,940,520
Duquesne Light Holdings               140,000         30,000       170,000             2,417,800       518,100      2,935,900
Edison Intl                           100,000             --       100,000(b)          2,042,000            --      2,042,000
El Paso Electric                      130,000         80,000       210,000(b)          1,651,000     1,016,000      2,667,000
Energy East                            70,000         25,000        95,000             1,610,700       575,250      2,185,950
FirstEnergy                                --         15,000        15,000                    --       519,750        519,750
FPL Group                              30,000             --        30,000             1,906,500            --      1,906,500
Great Plains Energy                    25,000             --        25,000               793,250            --        793,250
Northeast Utilities                   105,000         86,000       191,000             2,094,750     1,715,700      3,810,450
NSTAR                                  72,000             --        72,000             3,430,800            --      3,430,800
PG&E                                   45,000             --        45,000(b)          1,130,400            --      1,130,400
TECO Energy                            45,000             --        45,000               584,100            --        584,100
TXU                                    10,000             --        10,000               221,400            --        221,400
Westar Energy                          80,000          8,000        88,000             1,588,800       158,880      1,747,680
Xcel Energy                           100,000         70,000       170,000             1,670,000     1,169,000      2,839,000
Total                                                                                 29,713,990     5,853,080     35,567,070

Utilities -- natural gas (0.9%)
El Paso                               130,000         60,000       190,000               923,000       426,000      1,349,000
Kinder Morgan                              --         12,000        12,000                    --       654,000        654,000
Nicor                                   5,000             --         5,000               163,850            --        163,850
NiSource                               10,000             --        10,000               207,500            --        207,500
ONEOK                                  45,000             --        45,000               891,450            --        891,450
Southwest Gas                          40,000         22,000        62,000               902,000       496,100      1,398,100
Total                                                                                  3,087,800     1,576,100      4,663,900

Utilities -- telephone (6.3%)
ALLTEL                                     --          1,500         1,500                    --        68,115         68,115
AT&T                                   35,000         26,000        61,000               694,050       515,580      1,209,630
BellSouth                              40,000         26,000        66,000             1,041,200       676,780      1,717,980
BT Group ADR                           25,000          4,000        29,000(c)            756,250       121,000        877,250
CenturyTel                             55,000         22,000        77,000             1,798,500       719,400      2,517,900
Cincinnati Bell                       350,000         70,000       420,000(b)          1,998,500       399,700      2,398,200
Citizens Communications               225,000         77,400       302,400(b)          2,443,500       840,564      3,284,064
Commonwealth Telephone Enterprises    120,000             --       120,000(b)          4,514,400            --      4,514,400
Qwest Communications Intl             700,000        250,000       950,000(b)          2,562,000       915,000      3,477,000
SBC Communications                     25,000             --        25,000               582,000            --        582,000
Sprint (FON Group)                    110,000         60,000       170,000             1,648,900       899,400      2,548,300
Sprint (PCS Group)                    220,000         25,000       245,000(b)          1,009,800       114,750      1,124,550
Telecom Italia Mobile                      --        170,000       170,000(c)                 --       874,212        874,212
Telephone & Data Systems               78,000         11,000        89,000             4,890,600       689,700      5,580,300
Verizon Communications                 45,000         44,000        89,000             1,474,650     1,441,880      2,916,530
Total                                                                                 25,414,350     8,276,081     33,690,431

Total common stocks
(Cost: $447,657,721)                                                                $371,948,303  $139,647,752   $511,596,055

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

Short-term securities (6.0%)
                                    Annualized   Amount payable  Amount payable
                                     yield on      at maturity     at maturity         Value(a)       Value(a)      Value(a)
                                      date of
                                     purchase     AXP Partners         AXP           AXP Partners        AXP
                                                  Select Value     Progressive       Select Value    Progressive    Pro forma
Issuer                                                Fund            Fund               Fund           Fund        Combined
Commercial paper
Fairway Finance
  12/01/03                             1.05%      $8,700,000    $3,200,000            $8,699,239    $3,199,720    $11,898,959
Jupiter Securitization
  01/06/04                             1.10       11,300,000            --            11,286,535            --     11,286,535
Sigma Finance
  02/13/04                             1.11        8,800,000            --             8,779,564            --      8,779,564

Total short-term securities
(Cost: $31,965,564)                                                                  $28,765,338    $3,199,720    $31,965,058

Total investments in securities
(Cost: $479,623,285)(d)                                                             $400,713,641  $142,847,472   $543,561,113

Notes to combined investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 8.9% of net assets.

(d) At Nov. 30, 2003, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                             AXP Partners             AXP            Pro forma
                                                           Select Value Fund    Progressive Fund     Combined
     Cost of securities for federal income tax purposes:    $346,266,000         $133,357,000       $479,623,000

     Unrealized appreciation                                $ 58,170,000         $ 16,911,000       $ 75,081,000
     Unrealized depreciation                                  (3,722,000)          (7,421,000)       (11,143,000)
                                                              ----------           ----------        -----------
     Net unrealized appreciation                            $ 54,448,000         $  9,490,000       $ 63,938,000
                                                            ------------         ------------       ------------

--------------------------------------------------------------------------------
13   ---   AXP Partners Series, Inc. -- AXP Partners Select Value Fund

                                                              S-6304-20 A (4/04)

PART C. OTHER INFORMATION


Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a) Articles of Incorporation filed electronically as Exhibit (a) on March 29, 2001 to Registration Statement is incorporated by reference.

(1)(b) Articles of Amendment to the Articles of Incorporation dated November 14, 2002, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(2) By-laws filed electronically as Exhibit (b) on March 29, 2001 to Registration Statement is incorporated by reference.

(3)       Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A of this Registration Statement.

(5)       Not applicable.

(6)(a) Investment Management Services Agreement, between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Small Cap Value Fund and AXP Partners Value Fund and American Express Financial Corporation dated Dec. 1, 2002, filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(6)(b)    Subadvisory  Agreement  between American Express Financial
          Corporation and GAMCO Investors, Inc. dated February 28, 2002 filed electronically as Exhibit (d)(7) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(6)(c) Restated Amendment Number Two to Subadvisory Agreement between American Express Financial Corporation and GAMCO Investors, Inc., dated July 10, 2003, filed electronically as Exhibit (d)(9) to Post-Effective Amendment No. 9 is incorporated by reference.

(7) Distribution Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002 filed electronically as Exhibit (e)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Trust Company dated Jan. 10, 2002 filed electronically as Exhibit (g)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(9)(b) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
          (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(9)(c) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(d) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (m)(3) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(10)(b) Plan and Agreement of Distribution for Class C Shares between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (m)(4) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(10)(c) Rule 18f-3 Plan is filed electronically as Exhibit (n) on March 29, 2001 to Registration Statement is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered filed as Exhibit (11) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

(12)      Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002 filed electronically as Exhibit (h)(5) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(13)(b) Amendment to Administrative Services Agreement between American Express Financial Corporation and AXP Partners Series, Inc. on behalf of its underlying series AXP Partners Select Value Fund and AXP
          Partners   Small  Cap  Core  Fund,   dated  June  3,  2002,  filed
          electronically as Exhibit (h)(4) on December 12, 2003 to Post-Effective Amendment No. 9 is incorporated by reference.

(13)(c) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(d) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (h)(6) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(13)(e) Transfer Agency Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund, AXP Partners Small Cap Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Client Service Corporation dated May 1, 2003, filed electronically as Exhibit (h)(9) to Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(13)(f) Class I Shares Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation dated Nov. 13, 2003 filed electronically on or about Nov. 25, 2003 as Exhibit (h)(9), is incorporated by reference to AXP Stock Series, Inc. Post-Effective No. 105 to Registration Statement No. 2-11358.

(14)(a) Independent Auditors' Consent for AXP Progressive Series, Inc. is filed electronically herewith.

(14)(b) Independent Auditors' Consent for AXP Partners Series, Inc. is filed electronically herewith.

(15)      Financial Statements: Not applicable.

(16)(a) Directors'/Trustees' Power of Attorney to sign amendments to this Registration Statement, dated January 7, 2004, filed as Exhibit
          (16)(a) on February 2, 2004 to Registration Statement No. 333-112409 is incorporated by reference.

(16)(b) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) on July 26, 2002 to Post-Effective Amendment No. 4 is incorporated by reference.

(16)(c) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit
          (q)(3) to Post-Effective Amendment No. 5 to Registration Statement No. 333-57852, filed on or about Dec. 20, 2002 is incorporated by reference.

(17)(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2, 2004, filed electronically on or about January 12, 2004 as Exhibit (p)(2) to AXP Discovery Series, Inc.'s Post-Effective Amendment No. 47 to Registration Statement No. 2-72174, is incorporated by reference.

(17)(c) Code of Ethics adopted under Rule 17j-1 by AXP Partners Select Value Fund and GAMCO Investors, Inc. filed electronically as Exhibit (p)(7) to Registration Statement No. 333-57852 filed on or about
          November 30, 2001 is incorporated herein by reference.

(17)(d) Prospectus, dated July 30, 2003, for AXP Partners Select Value Fund filed as Exhibit (17)(d) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

(17)(e) Statement of Additional Information, dated July 30, 2003, for AXP Partners Select Value Fund filed as Exhibit (17)(e) to Registration
          Statement  No.   333-112409   filed  on  or  about  Feb.  2,  2004  is
          incorporated by reference.

(17)(f) Annual Report, dated July 30, 2003 for the period ended May 31, 2003, for AXP Partners Select Value Fund is filed electronically herewith.

(17)(g) Semiannual Report, dated Nov. 30, 2003 for the same period ended, for AXP Partners Select Value Fund is filed electronically herewith.

(17)(h) Prospectus, dated Nov. 28, 2003, for AXP Progressive Fund filed as Exhibit (17)(h) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

(17)(i) Statement of Additional Information, dated Nov. 28, 2003, for AXP Progressive Fund filed as Exhibit (17)(i) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

(17)(j) Annual Report, dated Nov. 28, 2003 for the period ended Sept. 30, 2003, for AXP Progressive Fund is filed electronically herewith.

(17)(k) Prospectus Supplement, dated Jan. 20, 2004, for AXP Partners Select Value Fund and AXP Progressive Fund filed as Exhibit (17)(k) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

(17)(l) Prospectus Supplement, dated Sept. 4, 2003 for AXP Partners Select Value Fund filed as Exhibit (17)(l) to Registration Statement No. 333-112409 filed on or about Feb. 2, 2004 is incorporated by reference.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 25th day of March, 2004.

AXP PARTNERS SERIES, INC.



By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President




By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of March, 2004.

Signature                                            Capacity

/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
----------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
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     William F. Truscott


*  Signed  pursuant to Directors'  Power of Attorney dated Jan. 7, 2004, filed electronically as Exhibit (16)(a) to this Registration Statement, by:



/s/  Leslie L. Ogg
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     Leslie L. Ogg